NORWEST BANKS
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Borrower's name                                                       Date
Top Air Manufacturing, Inc.                                           10-10-1997
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Promise to Pay: For Value received,  the undersigned Borrower promises to pay to the order of Norwest Bank Iowa, National Association (the "Bank"), at 302 Main Street Cedar Falls, IA 50613 or at any other place designated at any time by the holder of this promissory note (the "Note") in lawful money of the United States of America, the principal sum of Seven Hundred Twenty-Five Thousand and 00/100 Dollars ($ 725,000.00 ), together with interest on the unpaid principal amount in accordance with the repayment terms set forth below. Interest: Interest on this Note, calculated on the basis of actual days elapsed in a 360 day year, will accrue as follows (choose one of the following):

|X| on the unpaid principal amount of this Note at the Note Rate. |_| on the unpaid principal amount of this Note at the __________ of the Note Rates selected at any time.

Note Rate: The Note Rate under this Note shall be (choose the applicable Note Rate(s)): |X| an annual rate of 8.5000 % (the "Note rate"), |_| an annual rate |_| equal to the Index Rate, or |_| __________% __________ the Index Rate, or |_| _________% of the Index Rate,

|X| from time to time in effect, each change in the interest rate to become effective on the day the corresponding change in the Index Rate becomes effective, or |_| with an initial interest rate equal to __________% (the "Note Rate"),

|_| an annual rate as set forth in the Interest Rate Addendum attached to this Note (the "Note Rate"), provided that if this Note has a variable rate of interest, |_| the Note rate shall at no time be less than _________%, and |_| shall at no time exceed an annual rate of __________%. In no event shall the rate of interest applicable to this Note under any term or condition exceed the maximum rate permitted by law.

|_| "Index Rate" means |_| the "Base Rate" which is the rate of interest established by_____________________ from time to time as its "base" or "prime" rate, or

|_| the "Wall Street Rate" which is the highest "prime" rate of interest reported in the Wall Street Journal "Money Rates" Table, or |_| the

Repayment Terms: Unless payable sooner as a result of its acceleration, the Borrower promises to pay this Note as follows (choose the applicable Repayment
Term):

|X| Fixed Installments of Principal and Interest. Principal and interest shall be paid together in 59 consecutive installments of $ 14,874.50 each, beginning 11-25-1997, and on the same day of each month thereafter until 09-25-2002, |_| plus irregular installments of principal and interest of $________________ on _______________; $_________________ on ________________ and $__________________
on  ________________.  On   10-04-2002,  (the  "Due  Date")  the  entire  unpaid
principal and accrued but unpaid interest on this Note shall become due and payable. Each such installment, when paid, shall be applied first in payment of accrued interest, then in reduction of principal and the balance thereof shall be applied to the payment of any outstanding late fees. |_|If the Note Rate is a variable rate and the accrued but unpaid interest is in excess of the scheduled installment payment, the installment payment will be increased to an amount sufficient to pay all the accrued but unpaid interest.

|_| Fixed Principal Installments Plus Interest. Principal only shall be paid as follows (choose one of the following):
   |_|In  consecutive   installments   of   4_______________   each,   beginning
      ___________________,    and    on    the    _________    day    of    each
      ________________________  thereafter until  _____________________,  plus a final payment on _________________, (the "Due Date") when the entire unpaid principal shall become due and payable or
   |_|$_____________  on  ____________;   $_________________   on  ____________;
      $__________________    on    ______________;    $___________________    on
      ______________;      $______________________      on     ________________;
      $___________________ on ______________.
   In  addition,  interest  shall  be  payable  ___________________,   beginning
   ___________________,     and    on    the     _________     day    of    each
   __________________________  thereafter until  _____________________ (the "Due
   Date") when the entire unpaid principal and accrued but unpaid interest shall become due and payable.

|_| Fixed Installment Payments. Principal and interest shall be paid as set forth on the attached Repayment Addendum. "Due Date" means the maturity date of this Note whether it is the stated maturity date or an earlier date by reason of acceleration or demand.

|_| Late Fee: Each time that a scheduled payment is not paid when due or within ______ days afterward, the Borrower agrees to pay a late fee equal to |_| $
______________,  or |_|  _________________  % of the  full  amount  of the  late
payment, or |_| the ____________ of $ ________________ or _________________ % of
the full amount of the late payment. Acceptance by the Bank of any late fee shall not constitute a waiver of any default hereunder.

|_| Other Fees: |_| The Borrower shall pay to the Bank a one-time, nonrefundable ________________________ equal to $ _______________ at the time this Note is signed.

|_|Additional Interest Before and After the Due Date: Each time that a scheduled payment is not paid when due or within _________ days afterward, additional interest will begin accruing on the next calendar day on the entire unpaid principal amount of this Note at an annual Rate of ____________ % in excess of the Note Rate ("Additional Interest Rate"). Acceptance by the Bank of Additional Interest shall not constitute a waiver of any default hereunder. The unpaid principal and interest due on this Note after the Due Date shall bear interest until paid at the Additional Interest Rate (except in North Dakota).

Security: In addition to any other collateral interest given to the Bank previously, now, or in the future, by separate agreement not referenced herein, which states it is given to secure this Note or all indebtedness of the Borrower to the Bank, this Note is secured with a (an) Security Agreement dated 10-10-1997 and 6/26/95. Prepayment: The Borrower may at any time prepay this Note, in whole or in part, |X| without premium or penalty |_| provided that at the time of prepayment the Borrower pays a prepayment penalty equal to ____________% of the principal amount prepaid. Any partial payment shall be applied against the principal portion of the installments due in inverse order of maturity.

Default and Acceleration:  Borrower will be in default under this Note if:

(i) the Borrower fails to pay when due any principal, interest or other amounts due under this Note, or (ii) the Borrower fails to perform or observe any term or covenant of this Note or any related documents or perform any other agreement with the Bank, or (iii) the Borrower or any subsidiary fails to perform or observe any agreement with any other creditor that relates to indebtedness or contingent liabilities which would allow the maturity of such indebtedness or obligation to be accelerated, or (iv) the Borrower changes its legal form of organization, or (v) any representation or warranty made by the Borrower in applying for the loan evidenced this Note is untrue in any material respect, or
(vi) a garnishment, levy or writ of attachment, or any local, state or federal notice of tax lien or levy is served upon the Bank for the attachment of property of the Borrower or any subsidiary that is in the Bank's possession for indebtedness owed to the Borrower or any subsidiary by the Bank, or (vii) any Guaranty given in connection herewith may have become, in the Bank's judgment, unenforceable, or (viii) the holder of this Note at any time, in good faith, believes that the Borrower will not be able to pay this Note when it is due;